SECOND AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Amended and Restated Loan and Security Agreement is entered into as of October 17, 2016 (the "Amendment"), by and between AVIDBANK ("Bank") and OPTEX SYSTEMS, INC. ("Borrower").

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 20, 2016 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

> "Credit Extension" means each Advance, use of the Letters of Credit Sublimit, or any other extension of credit by Bank for the benefit of Borrower hereunder.
>
> "Revolving Line" means a Credit Extension of up to Two Million Two Hundred Thousand Dollars ($2,200,000).

2. The following is added as a new subsection (b) to the end of Section 2.1 of the Agreement:

> (b) Letters of Credit Sublimit. Subject to the terms and conditions of this Agreement, at any time prior to the Revolving Maturity Date, Bank agrees to issue letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, the "Letters of Credit"), provided, however, the aggregate outstanding face amount of all Letters of Credit shall not exceed $250,000 (the "Letter of Credit Sublimit"), and for purposes of determining availability under the Revolving Line, the aggregate outstanding face amount of all Letters of Credit (whether drawn or undrawn) shall decrease, on a dollar-for-dollar basis, the amount available for other Advances. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement (the "Application"), which Borrower hereby agrees to execute, including Bank's standard fees, including an annual fee equal to 1.5% of the face amount of such Letter of Credit. On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed an Advance under Section 2.1(a). The obligation of Borrower to reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, the Application, and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, except for expenses caused by Bank's gross negligence or willful misconduct. If, on the Revolving Line Maturity Date (or the effective date of any termination of this Agreement), there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to the face amount of all such Letters of Credit, plus, in each case, all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to

secure all of the Obligations relating to such Letters of Credit, as set forth in that certain Springing Pledge Agreement entered into between Bank and Borrower.

3. Section 2.2 of the Agreement is amended and restated in its entirety to read as follows:

> **2.2 Overadvances.** If the aggregate amount of the outstanding Advances plus the face amount of all Letters of Credit exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

4. Exhibit B to the Agreement is replaced in its entirety with the Exhibit B attached hereto.

5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) springing pledge agreement;

(c) affirmation of guarantee;

(d) payment of a prorated facility fee and amendment fee in the amount of $1,000, plus all Bank Expenses incurred through the date of this Amendment; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OPTEX SYSTEMS, INC.

By: Karen L. Hawkins

Name: Karen L. Hawkins

Title: CFO

AVIDBANK

By: Stephen Chen

Name: Stephen Chen

Title: Relationship Manager

EXHIBIT B
BORROWING BASE CERTIFICATE

Borrower:	OPTEX SYSTEMS, INC.	Lender:	Avidbank
Commitment Amount:	$2,200,000	Loan #:	

ACCOUNTS RECEIVABLE			
1 Accounts Receivable Book Value as of: ________			$0
2 **Total Accounts Receivable:**			**$0**
ACCOUNTS RECEIVABLE DEDUCTIONS			
3 A/R Aged over 90 Days from invoice date		$0	
4 Contra Accounts		$0	
5 Concentration Limits (35%, or 50% for General Dynamics Land Systems)		$0	
6 Cross aging over 35%		$0	
7 Foreign Accounts (Net of >90s, w/out Insurance or LC)		$0	
8 Government Accounts (Net of >90s, including TACOM)		$0	
9 Affiliate/Employee Accounts (Net of >90s)		$0	
10 Over 90 credits		$0	
11 Prebillings, retention billings, progress billings		$0	
12 Other Deductions		$0	
13 **Total Ineligible Accounts:**		**$0**	
14 **Total Eligible Accounts (#3 minus #13)**			**$0**
15 Advance Rate			80%
16 Borrowing Base (#15 multiplied by #16)			$0
ELIGIBLE GOVERNMENT			
17 Total TACOM			
18 TACOM Advance Rate			
19 Net TACOM			60%
20 Lesser of 60% of #20 or $175,000			
BALANCES			
21 Maximum Loan Amount		$2,200,000	
22 **Total Borrowing Capacity** (lesser of #16 plus #20, or #21)			$0
23 Less: Present Balance owing on Line of Credit			$0
24 Less: Other balances, i.e. issued Letters of Credit			$0
25 **Remaining Availability** (#22 minus #23 & #24)			$0

If line #25 is a negative number, this amount must be remitted to the Bank immediately to bring loan balance into compliance. By signing this form you authorize Bank to deduct any advance amounts directly from the company's checking account at Avidbank in the event there is an overadvance. The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Amended and Restated Loan and Security Agreement between the undersigned and Avidbank.

Borrower hereby requests funding in the amount of ____________________ in accordance with this Borrowing Base Certificate. All representations and warranties of Borrower stated in the Amended and Restated Loan and Security Agreement are true, correct, and complete in all material respects as of the date of this Borrowing Base Certificate; provided that those representations and warranties expressly referring to another date shall be true, correct, and complete in all material respects as of such date.

_______________________ _______________ _______________

By (Authorized Signer): Title: Date:

_______________________ _______________ _______________

Reviewed by Bank: Title: Date: